UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2022

VALERO ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-13175	74-1828067
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Valero Way San Antonio, Texas	78249
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (210) 345-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	VLO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously announced, effective April 28, 2022, director Stephen M. Waters retired from Valero Energy Corporation’s (“Valero”) board of directors in accordance with the terms of Valero’s director retirement policy.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The 2022 annual meeting of the stockholders of Valero was held April 28, 2022. Matters voted on at the annual meeting and the results thereof were as follows:

(1)	Proposal 1: Election of directors. The election of each director was approved as follows.

Fred M. Diaz	shares voted	required vote *	vote received
for	300,598,478	>50.0%	97.5%
against	7,638,498
abstain	702,687
broker non-votes	46,282,296

H. Paulett Eberhart	shares voted	required vote *	vote received
for	298,381,074	>50.0%	96.8%
against	9,878,275
abstain	680,314
broker non-votes	46,282,296

Joseph W. Gorder	shares voted	required vote *	vote received
for	275,309,745	>50.0%	89.3%
against	32,951,721
abstain	678,197
broker non-votes	46,282,296

Kimberly S. Greene	shares voted	required vote *	vote received
for	287,893,225	>50.0%	95.4%
against	13,996,148
abstain	7,050,290
broker non-votes	46,282,296

Deborah P. Majoras	shares voted	required vote *	vote received
for	301,126,130	>50.0%	97.7%
against	7,142,691
abstain	670,842
broker non-votes	46,282,296

Eric D. Mullins	shares voted	required vote *	vote received
for	304,438,414	>50.0%	98.8%
against	3,786,634
abstain	714,615
broker non-votes	46,282,296

Donald L. Nickles	shares voted	required vote *	vote received
for	295,958,263	>50.0%	96.0%
against	12,266,423
abstain	714,977
broker non-votes	46,282,296

Philip J. Pfeiffer	shares voted	required vote *	vote received
for	299,375,726	>50.0%	97.1%
against	8,834,928
abstain	729,009
broker non-votes	46,282,296

Robert A. Profusek	shares voted	required vote *	vote received
for	268,242,904	>50.0%	88.8%
against	33,812,138
abstain	6,884,621
broker non-votes	46,282,296

Randall J. Weisenburger	shares voted	required vote *	vote received
for	291,302,784	>50.0%	94.5%
against	16,906,452
abstain	730,427
broker non-votes	46,282,296

Rayford Wilkins, Jr.	shares voted	required vote *	vote received
for	292,045,950	>50.0%	94.8%
against	16,179,445
abstain	714,268
broker non-votes	46,282,296

(2)	Proposal 2: Ratify the appointment of KPMG LLP to serve as Valero’s independent registered public accounting firm for the fiscal year ending December 31, 2022. The proposal was approved as follows:

Proposal 2	shares voted	required vote *	vote received
for	350,553,664	>50.0%	98.7%
against	4,038,260
abstain	630,035
broker non-votes	n/a

(3)	Proposal 3: Advisory vote to ratify the 2021 compensation of the named executive officers listed in the proxy statement. The proposal was approved as follows:

Proposal 3	shares voted	required vote *	vote received
for	214,049,091	>50.0%	69.3%
against	93,556,015
abstain	1,334,557
broker non-votes	46,282,296

(4)

Proposal 4: Stockholder report requesting that Valero issue an annual report disclosing near- and long-term greenhouse gas emissions reduction targets and a plan to achieve them. The proposal was not approved as follows:

Proposal 4	shares voted	required vote *	vote received
for	131,050,415	>50.0%	42.4%
against	147,124,378
abstain	30,764,870
broker non-votes	46,282,296

*	Notes:

Required votes. For Proposal 1, as required by Valero’s bylaws, each director is to be elected by a majority of votes cast with respect to that director’s election. Proposals 2, 3 and 4 required approval by the affirmative vote of a majority of the voting power of the shares present in person or by proxy at the annual meeting and entitled to vote.

Effect of abstentions. Shares voted to abstain are treated as “present” for purposes of determining a quorum. In the election of directors (Proposal 1), pursuant to Valero’s bylaws, shares voted to abstain are not deemed to be “votes cast,” and are accordingly disregarded. When, however, approval for a proposal requires the affirmative vote of a majority of the voting power of the shares present in person or by proxy and entitled to vote (Proposals 2, 3 and 4), then shares voted to abstain have the effect of a negative vote.

Effect of broker non-votes. Brokers holding shares for the beneficial owners of such shares must vote according to specific instructions received from the beneficial owners. If instructions are not received, in some instances (e.g., for Proposal 2), a broker may nevertheless vote the shares in the broker’s discretion. Under New York Stock Exchange rules, brokers are precluded from exercising voting discretion on certain proposals without specific instructions from the beneficial owner (Proposals 1, 3 and 4). This results in a “broker non-vote” on the proposal. A broker non-vote is treated as “present” for purposes of determining a quorum, has the effect of a negative vote when approval for a particular proposal requires the affirmative vote of the voting power of the issued and outstanding shares of Valero, and has no effect when approval for a proposal requires the affirmative vote of a majority of the voting power of the shares present in person or by proxy and entitled to vote or a plurality or majority of the votes cast.

Item 8.01	Other Events.

Effective on April 28, 2022, Valero entered into a Stock Unit Award Agreement with each of its non-employee directors who was re-elected at the annual meeting of the stockholders. The grant of stock units, valued at $200,000, represents the equity portion of Valero’s non-employee director compensation program. Each stock unit represents the right to receive one share of Valero common stock, and is scheduled to become nonforfeitable on the date of Valero’s 2023 annual meeting of stockholders. The foregoing description of the stock units is not complete and is qualified in its entirety by reference to the full text of the agreement governing the awards, which is attached as Exhibit 10.01 to this Current Report and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibit.

(d)    Exhibit.

10.01	Form of Stock Unit Award Agreement (with one-year hold provision) - incorporated by reference to Exhibit 10.02 to Valero’s current report on Form 8-K dated April 30, 2019, and filed May 1, 2019 (SEC File No. 001-13175).

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL (included as Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALERO ENERGY CORPORATION

Date: May 3, 2022	by:	/s/ Richard J. Walsh
Richard J. Walsh
Senior Vice President, General Counsel and Secretary